UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934  (Amendment No.    )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

DYNEX CAPITAL, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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☐ Fee previously paid with preliminary materials.
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 5/14/08.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view at www.proxyvote.com:
•     Notice of Annual Meeting of Shareholders
•     Proxy Statement
•     Form of Common Proxy
•     Form of Series D Preferred Proxy
•     2007 Annual Report

To view this material, have the 12-digit Control #(s) (located on the following page) available.

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. Please make your request for a copy, as instructed below, no later than 4/30/08 to facilitate timely delivery.

To request these materials for the 2008 Annual Meeting, or for all future shareholder meetings:Internet:   www.proxyvote.com Telephone: 1-800-579-1639     **Email: sendmaterial@proxyvote.com

**If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

DYNEX CAPITAL, INC. 4551 COX ROAD SUITE 300 GLEN ALLEN, VA 23060	DYNEX CAPITAL, INC. Vote In Person At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet
To vote now by Internet, go to WWW.PROXYVOTE.COM.
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your notice in hand  when  you  access  the  web  site  and  follow  the instructions.

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Meeting  Location
The Annual Meeting for holders as of 3/25/08
is to be held on 5/14/08 at  9:00 a.m. ET
at:   Marriott Richmond West Hotel
4240 Dominion Boulevard
Glen Allen, Virginia 23060

To  obtain  directions  to  attend  the  Annual  Meeting  in person, please call the Richmond Marriott West hotel at
(804)  965-9500.

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Voting items - Common

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSAL 2.

1.       ELECTION OF DIRECTORS
Nominees:
01)    Thomas B. Akin
02)    Daniel K. Osborne
03)    Eric Von der Porten

2.	Proposal to ratify the selection of BDO Seidman, LLP, independent certified public accountants, as auditors for the Company for the 2008 fiscal year.

The proxies are authorized to vote in their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

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Voting items - Preferred

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES LISTED IN PROPOSAL 1.

1.       ELECTION OF DIRECTORS
Nominees:
01)    Leon A. Felman
02)    Barry Igdaloff

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